EXECUTION COPY

AMENDMENT NO. 4 TO CREDIT AGREEMENT
AND
AMENDMENT NO. 2 TO SECURITY AGREEMENT

This Amendment No. 4 to Credit Agreement and Amendment No. 2 to Security Agreement, dated as of May 29, 2015 (this “Amendment”), is among Ferrellgas, L.P., a Delaware limited partnership (the “Borrower”), Ferrellgas, Inc., a Delaware corporation and sole general partner of the Borrower (the “General Partner”), Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and the Lenders party hereto.
INTRODUCTION

A.
The Borrower, the General Partner, the Administrative Agent and the Lenders entered into that certain Credit Agreement, dated as of November 2, 2009 (as amended, supplemented, or restated to the date hereof, the “Original Agreement” and, as amended by this Amendment, the “Credit Agreement”), for the purpose and consideration therein expressed, whereby the Lenders became obligated to make loans and other extensions of credit to the Borrower as therein provided;

B.
The Borrower and the other grantors named therein entered into that certain Security Agreement dated as of November 2, 2009 in favor of the Administrative Agent (as amended, supplement, or restated to the date hereof, the “Original Security Agreement” and, as amended by this Amendment, the “Security Agreement”); and

C.	The Borrower, the General Partner, the Administrative Agent and the Lenders desire to amend the Original Agreement and the Original Security Agreement as set forth herein;
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans and other extensions of credit that may hereafter be made by the Lenders to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

[Amendment No. 4]

Section 1Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.
Section 1    Amendments to Original Agreement.
(a)    Section 1.01 of the Original Agreement is hereby amended by:
(i)    rearranging all definitions in the appropriate alphabetical order and adding the following definitions in the appropriate alphabetical order:
“Amendment No. 4 Effective Date” means May 29, 2015.
“Bridger” means Bridger Logistics, LLC and each of the Acquired Subsidiaries, as defined in the Bridger Acquisition Agreement.
“Bridger Acquisition” means (i) the acquisition by the MLP of all of the issued and outstanding membership interests in Bridger as provided for in the Bridger Acquisition Agreement and (ii) the contribution of such membership interests by the MLP to the Borrower.
“Bridger Acquisition Agreement” means that certain Purchase and Sale Agreement dated as of the Amendment No. 4 Effective Date between Bridger, LLC, as seller and the MLP, as buyer, as amended, without giving effect to any modifications, amendments, consents or waivers thereto that are material and adverse to the Lenders without the prior consent of the Administrative Agent.
“Bridger Acquisition Date” means the date of consummation of the Bridger Acquisition.
“Bridger Acquisition Distribution” means the distribution by the Borrower to the MLP of net proceeds of the Bridger Notes, the Initial Bridger Bridge Loans, if any, and other sums, to the extent necessary to permit the MLP to consummate the Bridger Acquisition.
“Bridger Bridge Loan Agreement” means that certain bridge loan agreement, if any, to be entered into in connection with the Bridger Acquisition.
“Bridger Bridge Loan Debt” means the Initial Bridger Bridge Loans and any senior unsecured term loans or exchange notes issued in conversion of or exchange for the Initial Bridger Bridge Loans pursuant to the Bridger Bridge Loan Agreement.

2    [Amendment No. 4]

“Bridger Notes” means senior notes of the Borrower and Ferrellgas Finance Corp. in an aggregate principal amount not to exceed $550,000,000 issued after the Amendment No. 4 Effective Date and on or prior to the Bridger Acquisition Date.
“Bridger Related Securities” means equity or equity linked securities of the MLP issued after the Amendment No. 4 Effective Date and on or prior to the Bridger Acquisition Date, other than any such equity or equity linked securities issued to or at the direction of Bridger, LLC pursuant to the Bridger Acquisition Agreement.
“Initial Bridger Bridge Loans” means Indebtedness, if any, incurred after the Amendment No. 4 Effective Date and on or prior to the Bridger Acquisition Date under the Bridger Bridge Loan Agreement in an aggregate principal amount not to exceed $550,000,000 minus the gross cash proceeds of any Bridger Notes and any Bridger Related Securities.
(ii)    amending the definition of “Consolidated Interest Coverage Ratio” in its entirety to read as follows:
“Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Charges, in each case, of or by the Borrower and its Restricted Subsidiaries on a consolidated basis for the most recently completed Measurement Period. In the event that the Borrower or any of the Restricted Subsidiaries (i) incurs, assumes or guarantees any Indebtedness (other than revolving credit borrowings including, with respect to the Borrower, the Loans and other than Indebtedness under the Accounts Receivable Securitizations permitted by this Agreement), or (ii) redeems or repays any Indebtedness (excluding Indebtedness under the Accounts Receivable Securitizations permitted by this Agreement), in any case subsequent to the commencement of the Measurement Period but prior to the date of the event for which the calculation of the Consolidated Interest Coverage is made (the “Interest Coverage Ratio Calculation Date”), then the Consolidated Interest Coverage shall be calculated giving pro forma effect to such incurrence, assumption, guarantee, redemption or repayment of Indebtedness as if the same had occurred at the beginning of the applicable reference period. Furthermore, in the event that the Borrower or any of the Restricted Subsidiaries consummates an Investment, purchase or acquisition permitted under Section 7.03(b) or (h) or a Disposition permitted under Section 7.05(h) during a Measurement Period or subsequent to the end of such Measurement Period but prior to the date of the event for which the calculation of the Consolidated Interest Coverage is made, then the Consolidated Interest Coverage Ratio shall be calculated giving pro forma effect to such Investment, purchase or acquisition or to such Disposition, as the case may be, as though such transaction

3    [Amendment No. 4]

occurred on the first day of such Measurement Period; provided that with respect to the Borrower and the Restricted Subsidiaries, (a) Consolidated Interest Charges shall be reduced by amounts attributable to businesses or assets that are so disposed of or discontinued only to the extent that the obligations giving rise to such Consolidated Interest Charges would no longer be obligations contributing to the Consolidated Interest Charges of the Borrower or the Restricted Subsidiaries subsequent to Interest Coverage Ratio Calculation Date, (b) Consolidated EBITDA generated by an acquired business or asset of the Borrower or the Restricted Subsidiaries shall be determined by the actual gross profit (revenues minus costs of goods sold) of such acquired business or asset during the immediately preceding number of full fiscal quarters as are in applicable Measurement Period minus the pro forma expenses that would have been incurred by the Borrower and the Restricted Subsidiaries in the operation of such acquired business or asset during such period computed on the basis of (i) personnel expenses for employees retained by the Borrower and the Restricted Subsidiaries in the operation of the acquired business or asset and (ii) non-personnel costs and expenses incurred by the Borrower and the Restricted Subsidiaries and, in the case of an acquired propane distribution business, on a per gallon basis in the operation of the Borrower’s business at similarly situated Borrower facilities, (c) in the case of an Investment, purchase or acquisition other than a propone distribution business acquisition, giving effect to any anticipated costs savings or reduction in expenses or interest expense calculated in good faith by the Borrower and supported by reasonably detailed calculations provided to the Administrative Agent, (d) for purposes of the calculation of the Financial Covenants set forth in Section 7.11 in connection with the Bridger Acquisition, in lieu of the pro forma adjustments provided in the immediately preceding clauses (a), (b), and (c), Consolidated Interest Charges and Consolidated EBITDA shall be calculated giving pro forma effect to the Bridger Acquisition, the issuance of the Bridger Notes, if any, and the incurrence of the Bridger Bridge Loan Debt, if any, in each case as if the same had occurred at the beginning of the applicable Measurement Period, and (e) in connection with any Material Acquisition (other than the Bridger Acquisition for purposes of the calculation of the Financial Covenants set forth in Section 7.11 which shall be calculated in accordance with clause (d) above), in lieu of the pro forma adjustments provided in the immediately preceding clauses (a), (b), (c). and (d) if requested by the Borrower, Consolidated Interest Charges and Consolidated EBITDA may be subject to such pro forma adjustments reasonably acceptable to the Administrative Agent.
(iii)    amending the definition of “Consolidated Leverage Ratio” in its entirety to read as follows:

4    [Amendment No. 4]

“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA of the Borrower and its Restricted Subsidiaries on a consolidated basis for the most recently completed Measurement Period. In the event that the Borrower or any of the Restricted Subsidiaries (i) incurs, assumes or guarantees any Indebtedness (other than revolving credit borrowings including, with respect to the Borrower, the Loans and other than Indebtedness under the Accounts Receivable Securitizations permitted by this Agreement) or (ii) redeems or repays any Indebtedness (excluding Indebtedness under the Accounts Receivable Securitizations permitted by this Agreement), in any case subsequent to the commencement of the Measurement Period but prior to the date of the event for which the calculation of the Consolidated Leverage Ratio is made (the “Leverage Ratio Calculation Date”), then the Consolidated Leverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee, redemption or repayment of Indebtedness as if the same had occurred at the beginning of the applicable reference period. Furthermore, in the event that the Borrower or any of the Restricted Subsidiaries consummates an Investment, purchase or acquisition permitted under Sections 7.03(b) or (h) or a Disposition permitted under Section 7.05(h) during a Measurement Period or subsequent to the end of the Measurement Period but prior to the date of the event for which the calculation of the Consolidated Leverage Ratio is made, then the Consolidated Leverage Ratio shall be calculated giving pro forma effect to such Investment, purchase or acquisition or to such Disposition, as the case may be, as though such transaction occurred on the first day of such Measurement Period; provided that with respect to the Borrower and the Restricted Subsidiaries, (a) Consolidated Funded Indebtedness shall be reduced by amounts attributable to businesses or assets that are so disposed of or discontinued only to the extent that the Indebtedness included in such Consolidated Funded Indebtedness would no longer be obligations of the Borrower or the Restricted Subsidiaries subsequent to the Leverage Ratio Calculation Date, (b) Consolidated EBITDA generated by an acquired business or asset of the Borrower or the Restricted Subsidiaries shall be determined by the actual gross profit (revenues minus costs of goods sold) of such acquired business or asset during the immediately preceding number of full fiscal quarters as are in applicable Measurement Period minus the pro forma expenses that would have been incurred by the Borrower and the Restricted Subsidiaries in the operation of such acquired business or asset during such period computed on the basis of (i) personnel expenses for employees retained by the Borrower and the Restricted Subsidiaries in the operation of the acquired business or asset and (ii) non-personnel costs and expenses incurred by the Borrower and the Restricted Subsidiaries and, in the case of the acquisition of a propane distribution

5    [Amendment No. 4]

business on a per gallon basis in the operation of the Borrower’s business at similarly situated Borrower facilities, (c) in the case of an Investment, purchase or acquisition other than a propone distribution business acquisition, giving effect to any anticipated costs savings or reduction in expenses or interest expense calculated in good faith by the Borrower and supported by reasonably detailed calculations provided to the Administrative Agent, (d) for purposes of the calculation of the Financial Covenants set forth in Section 7.11 in connection with the Bridger Acquisition, in lieu of the pro forma adjustments provided in the immediately preceding clauses (a), (b), and (c), Consolidated Funded Indebtedness and Consolidated EBITDA shall be calculated giving pro forma effect to the Bridger Acquisition, the issuance of the Bridger Notes, if any, and the incurrence of the Bridger Bridge Loan Debt, if any, in each case as if the same had occurred at the beginning of the applicable Measurement Period, and (e) in connection with any Material Acquisition (other than the Bridger Acquisition for purposes of the calculation of the Financial Covenants set forth in Section 7.11 which shall be calculated in accordance with clause (d) above), in lieu of the pro forma adjustments provided in the immediately preceding clauses (a), (b), (c), and (d) if requested by the Borrower, Consolidated Funded Indebtedness and Consolidated EBITDA may be subject to such pro forma adjustments reasonably acceptable to the Administrative Agent.
(iv)    amending the definition of “Consolidated Senior Secured Leverage Ratio” in its entirety to read as follows:
“Consolidated Senior Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Senior Secured Indebtedness as of such date to (b) Consolidated EBITDA of the Borrower and its Restricted Subsidiaries on a consolidated basis for the most recently completed Measurement Period. In the event that the Borrower or any of the Restricted Subsidiaries (i) incurs, assumes or guarantees any Consolidated Funded Senior Secured Indebtedness (other than revolving credit borrowings including, with respect to the Borrower, the Loans) or (ii) redeems or repays any such Indebtedness, in any case subsequent to the commencement of the Measurement Period but prior to the date of the event for which the calculation of the Consolidated Senior Secured Leverage Ratio is made (the “Senior Leverage Ratio Calculation Date”), then the Consolidated Senior Secured Leverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee, redemption or repayment of Indebtedness as if the same had occurred at the beginning of the applicable reference period. Furthermore, in the event that the Borrower or any of the Restricted Subsidiaries consummates an Investment, purchase or acquisition permitted under Sections 7.03(b) and (h) or a Disposition permitted under Section 7.05(h) during a Measurement

6    [Amendment No. 4]

Period or subsequent to the end of the Measurement Period but prior to the date of the event for which the calculation of the Consolidated Senior Secured Leverage Ratio is made, then the Consolidated Senior Secured Leverage Ratio shall be calculated giving pro forma effect to such Investment, purchase or acquisition or to such Disposition, as the case may be, as though such transaction occurred on the first day of such Measurement Period; provided that with respect to the Borrower and the Restricted Subsidiaries, (a) Consolidated Funded Senior Secured Indebtedness shall be reduced by amounts attributable to businesses or assets that are so disposed of or discontinued only to the extent that the Consolidated Funded Indebtedness included in such Consolidated Funded Senior Secured Indebtedness would no longer be obligations of the Borrower or the Restricted Subsidiaries subsequent to the Senior Leverage Ratio Calculation Date (b) Consolidated EBITDA generated by an acquired business or asset of the Borrower or the Restricted Subsidiaries shall be determined by the actual gross profit (revenues minus costs of goods sold) of such acquired business or asset during the immediately preceding number of full fiscal quarters as are in applicable Measurement Period minus the pro forma expenses that would have been incurred by the Borrower and the Restricted Subsidiaries in the operation of such acquired business or asset during such period computed on the basis of (i) personnel expenses for employees retained by the Borrower and the Restricted Subsidiaries in the operation of the acquired business or asset and (ii) non-personnel costs and expenses incurred by the Borrower and the Restricted Subsidiaries and, in the case of the acquisition of a propane distribution business on a per gallon basis in the operation of the Borrower’s business at similarly situated Borrower facilities, (c) in the case of an Investment, purchase or acquisition other than a propone distribution business acquisition, giving effect to any anticipated costs savings or reduction in expenses or interest expense calculated in good faith by the Borrower and supported by reasonably detailed calculations provided to the Administrative Agent, (d) for purposes of the calculation of the Financial Covenants set forth in Section 7.11 in connection with the Bridger Acquisition, in lieu of the pro forma adjustments provided in the immediately preceding clauses (a), (b), and (c), Consolidated Funded Indebtedness and Consolidated EBITDA shall be calculated giving pro forma effect to the Bridger Acquisition, the issuance of the Bridger Notes, if any, and the incurrence of the Bridger Bridge Loan Debt, if any, in each case as if the same had occurred at the beginning of the applicable Measurement Period, and (e) in connection with any Material Acquisition (other than the Bridger Acquisition for purposes of the calculation of the Financial Covenants set forth in Section 7.11 which shall be calculated in accordance with clause (d) above), in lieu of the pro forma adjustments provided in the immediately preceding clauses (a), (b), (c), and (d) if requested by the Borrower, Consolidated

7    [Amendment No. 4]

Funded Indebtedness and Consolidated EBITDA may be subject to such pro forma adjustments reasonably acceptable to the Administrative Agent.
(v)    amending clause (b) of the definition of “Permitted Unsecured Debt” in its entirety to read as follows:
(b) no scheduled payment of principal, scheduled mandatory redemption or scheduled sinking fund payment of such Indebtedness is due on or before the Maturity Date (as in effect at the time the agreement or indenture governing such Indebtedness is entered into); provided that such Indebtedness may be prepaid in connection with a refinancing thereof with other Indebtedness that is permitted by this Agreement; provided further that (i) any term of the Bridger Notes providing that the Indebtedness evidenced by such Bridger Notes will be repaid or redeemed in full if the Bridger Acquisition does not occur on or before October 1, 2015 shall be deemed not to violate the requirements of this clause (b) and (ii) any term of the Bridger Bridge Loan Agreement or the Bridger Bridge Loan Debt requiring (x) the conversion of the Initial Bridger Bridge Loans into senior term loans, (y) the exchange of any such senior term loans for exchange notes or (y) the repayment of the Initial Bridger Bridge Loans if the conditions to conversion thereof into senior term loans are not satisfied shall be deemed not to violate the requirements of this clause (b);
(vi)    amending clause (c) of the definition of “Permitted Unsecured Debt” in its entirety to read as follows:
(c) the agreement or indenture governing such Indebtedness must not contain (x) financial maintenance covenants stricter than, or in addition to, those in this Agreement (as in effect at the time the agreement or indenture governing such Indebtedness is entered into), or (y) other covenants or “events of default” that, taken as a whole, are less favorable to or more restrictive upon (in each case, in any material respect) the Borrower or any Guarantor than those contained in the Loan Documents (as in effect at the time the agreement or indenture governing such Indebtedness is entered into), provided that the inclusion of any other covenant (other than Prohibited Covenants) or event of default that is reasonable and customary with respect to such type of debt and that is not found in the Loan Documents, other than the Issuer Documents, (in each case, as in effect at the time the agreement or indenture governing such Indebtedness is entered into) shall not be deemed to be less favorable or more restrictive for purposes of this clause;
(vii)    amending the definition of “Restricted Payment” by inserting the following before the period at the end of such definition:

8    [Amendment No. 4]

; provided, that the Bridger Acquisition Distribution shall not be a Restricted Payment so long as the Bridger Acquisition Distribution is effected on the Bridger Acquisition Date and the Bridger Acquisition is consummated substantially contemporaneously therewith.
(b)    Section 7.07 of the Original Agreement of the Original Agreement is hereby amended in its entirety to read as follows:
7.07    Change in Nature of Business. Engage in any material line of business substantially different from (a) (i) prior to the Bridger Acquisition Date, those lines of business conducted by the Borrower and its Subsidiaries on the Third Amendment Effective Date and (ii) from and after the Bridger Acquisition Date, those lines of business conducted by the Borrower and its Subsidiaries on the Bridger Acquisition Date, after giving effect to the Bridger Acquisition, (b) midstream energy operations, including oil, natural gas, natural gas liquids and related products gathering, treating, processing, terminaling, storage, transportation and marketing, compression services, or waste water disposal services, or (c) any business substantially related, incidental or ancillary to the businesses described in the foregoing clauses (a) and (b).
(c)    Section 7.14 of the Original Agreement is hereby amended in its entirety to read as follows:
7.14    Prepayments, Etc. of Indebtedness. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness, except (a) the prepayment of the Credit Extensions in accordance with the terms of this Agreement, (b) regularly scheduled or required repayments or redemptions of Indebtedness set forth in Schedule 7.02 and Indebtedness permitted under Section 7.02(h) and refinancings and refundings of such Indebtedness in compliance with Section 7.02(d), (c) Restricted Payments in respect of such Indebtedness in compliance with Section 7.06(e), (d) regularly scheduled or required prepayments or redemptions of the Bridger Notes and the Bridger Bridge Loan Debt, and (e) so long as no Event of Default exists or would result therefrom, other prepayments of such Indebtedness not described in the immediately preceding clauses (a), (b), (c) and (d).
(d)    Section 8.01 of the Original Agreement is hereby amended by inserting the following sentence at the end thereof:
Notwithstanding anything to the contrary in this Section 8.01, provided that the Bridger Acquisition Distribution is effected on the Bridger Acquisition Date and the Bridger Acquisition is consummated substantially contemporaneously therewith, the making of the Bridger Acquisition Distribution shall not constitute a Default or Event of Default.

9    [Amendment No. 4]

Section 2    Amendments to Original Security Agreement.
(a)    Section 1.3 of the Original Security Agreement is hereby amended by:
(i)    Rearranging all definitions in the appropriate alphabetical order and adding the following definitions in appropriate alphabetical order:
“Bridger Note Proceeds Account” means a Deposit Account owned by the Borrower at a bank (which need not be the Administrative Agent or any Lender) into which the net proceeds of the Bridger Notes are deposited, together with any replacement deposit account designated by the Borrower as the Bridger Note Proceeds Account from time to time in writing to the Secured Party.
(ii)    amending the definition of “Excluded Collateral” in its entirety to read as follows:
“Excluded Collateral” means (a) the Excluded Equity Interests, (b) Securitization Assets that have been sold, transferred or otherwise conveyed by a Grantor to an SPE in connection with an Accounts Receivable Securitization permitted under Sections 7.02(h) and 7.05(f) of the Credit Agreement, (c) the Operating Account and (d) the Bridger Note Proceeds Account.
(iii)    amending the definition of “Pledged Deposit Accounts” in its entirety to read as follows:
“Pledged Deposit Accounts” means all Deposit Accounts (including those Deposit Accounts listed on Schedule 2), provided that “Pledged Deposit Accounts” shall not include the Operating Account or the Bridger Note Proceeds Account.
Section 3    Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when and only when:
(a)    The Administrative Agent shall have received all of the following, at the Administrative Agent’s office:
(i)    an original counterpart to this Amendment, duly executed by all parties hereto;
(ii)    such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party; and

10    [Amendment No. 4]

(iii)    a certificate signed by a Responsible Officer of the General Partner certifying that the conditions specified in Section 5(a) below have been satisfied.
(b)    The Borrower shall have paid, in connection with the Loan Documents, all recording, handling, legal, and other fees or payments required to be paid to the Administrative Agent or any Lender pursuant to any Loan Documents for which an invoice has been received at least one business day before the date hereof.
Section 4    Confirmation; Representations and Warranties.

11    [Amendment No. 4]

In order to induce each Lender to enter into this Amendment, the Borrower represents and warrants to each Lender that:
(a)    The representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all respects at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extensions of credit under the Credit Agreement or that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.
(b)    The Borrower and the General Partner are duly authorized to execute and deliver this Amendment and have duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of the Borrower and the General Partner hereunder.
(c)    The execution and delivery by the Borrower and the General Partner of this Amendment, the performance by the Borrower and the General Partner of their obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the Organization Documents of the Borrower or the General Partner, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Borrower or the General Partner, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Borrower or the General Partner. Except for those which have been obtained, no consent, approval, authorization or order of any court or Governmental Authority or third party is required in connection with the execution and delivery by the Borrower and the General Partner of this Amendment or to consummate the transactions contemplated hereby.
(d)    When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of the Borrower and the General Partner, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

Section 5    Miscellaneous.
(a)    Waiver of Time Period of Response. In connection with the delivery of any notice of a request for an increase in the Facility amount to be effective on the date of this Amendment, each Lender hereby waives the minimum ten Business Day response period provided for in Section 2.14(a) of the Credit Agreement and hereby consents to any request that each Lender respond by a date no earlier than June 4, 2014 to such request for an increase in the Facility amount.

12    [Amendment No. 4]

(b)    Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.
(c)    Survival of Agreements. All representations, warranties, covenants and agreements of the Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full.
(d)    Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.
(e)    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(f)    Counterparts; Electronic Transmission. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.
(g)    ENTIRE AGREEMENT.    THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

13    [Amendment No. 4]

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

FERRELLGAS, L.P. By: Ferrellgas, Inc., as its General Partner
By:	/s/Alan C. Heitmann____________
Name:	Alan C. Heitmann
Title:	Executive Vice President and Chief Financial Officer; President of Midstream Operations

FERRELLGAS, INC.
By:	/s/Alan C. Heitmann_____________
Name:	Alan C. Heitmann
Title:	Executive Vice President and Chief Financial Officer; President of Midstream Operations

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT
AND AMENDMENT NO. 1 TO SECURITY AGREEMENT

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Jordan Forester
Name:	Jordan Forester
Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Jordan Forester
Name:	Jordan Forester
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT
AND AMENDMENT NO. 1 TO SECURITY AGREEMENT

WELLS FARGO BANK, N.A., as a Lender

By: /s/ Jason M. Hicks
Name: Jason M. Hicks
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT
AND AMENDMENT NO. 1 TO SECURITY AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Kenneth J. Fatur
Name: Kenneth J. Fatur
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT
AND AMENDMENT NO. 1 TO SECURITY AGREEMENT

FIFTH THIRD BANK, as a Lender

By: /s/ Stephen C. Watts
Name: Stephen C. Watts
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT
AND AMENDMENT NO. 1 TO SECURITY AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, as a Lender

By: /s/ Stephen W. Warfel
Name: Stephen W. Warfel
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT
AND AMENDMENT NO. 1 TO SECURITY AGREEMENT

SUNTRUST BANK, as a Lender

By: /s/ Yann Pirio
Name: Yann Pirio
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT
AND AMENDMENT NO. 1 TO SECURITY AGREEMENT

CAPITAL ONE, N.A., as a Lender

By:     /s/ Gina Monette
Name: Gina Monette
Title:     Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT
AND AMENDMENT NO. 1 TO SECURITY AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender and an L/C Issuer

By:     /s/ M. Colin Warman
Name: M. Colin Warman
Title:     Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT
AND AMENDMENT NO. 1 TO SECURITY AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:     /s/ Tim Landro
Name: Tim Landro
Title:     Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT
AND AMENDMENT NO. 1 TO SECURITY AGREEMENT

CONSENT AND AGREEMENT

The undersigned hereby (i) consents to the provisions of the Amendment No. 4 to Credit Agreement and Amendment No. 2 to Security Agreement (the “Fourth Amendment”) and the transactions contemplated herein, (ii) ratifies and confirms its Amended and Restated Guaranty dated as of October 21, 2013, as amended, supplemented, or restated (“Guaranty”), made by it for the benefit of the Administrative Agent and the Lenders, executed pursuant to the Credit Agreement and the other Loan Documents, (iii) agrees that all of its obligations and covenants thereunder shall remain unimpaired by the execution and delivery of the Fourth Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that its Guaranty and the other Loan Documents shall remain in full force and effect, in the case of the Security Agreement, as amended by the Fourth Amendment.

FERRELLGAS, INC. By: /s/Alan C. Heitmann_______________ Name: Alan C. Heitmann Title: Executive Vice President and Chief Financial Officer; President of Midstream Operations	BLUE RHINO GLOBAL SOURCING, INC. By: /s/Alan C. Heitmann_______________ Name: Alan C. Heitmann Title: Executive Vice President and Chief Financial Officer; President of Midstream Operations

SABLE ENVIRONMENTAL, LLC

By: Ferrellgas, L.P., as its sole member

By: Ferrellgas, Inc., as its general partner

By: /s/Alan C. Heitmann_______________
Name: Alan C. Heitmann
Title: Executive Vice President and Chief

Financial Officer; President of
           Midstream Operations

068800 000218 10146588.4